EXHIBIT 10.15

SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

  COLLATERAL AGENCY AGREEMENT

THIS SEVENTH AMENDMENT to FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of May 5, 2023 (this “Amendment”), is among WORLD OMNI LT, a Delaware statutory trust (the “Borrower”), WORLD OMNI LEASE FINANCE LLC, a Delaware limited liability company (“WOLF LLC”), AUTO LEASE FINANCE LLC, a Delaware limited liability company (the “Initial Beneficiary”), AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent, BANK OF AMERICA, N.A. (the “Deal Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), as the existing Closed-End Administrative Agent (the “Retiring Closed-End Administrative Agent”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (“U.S. Bank Trust Company”), as the successor Closed-End Administrative Agent (the “Successor Closed-End Administrative Agent”).

Background

1.             The Borrower, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties from time to time have entered into that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, as amended by the First Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 30, 2015, the Second Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 27, 2017, the Third Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 26, 2018, the Fourth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 25, 2019, the Fifth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 22, 2021 and the Sixth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 21, 2022 each among the Borrower, WOLF LLC, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties (as further amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.             U.S. Bank has entered into to that certain Assignment and Assumption Agreement, dated as of January 28, 2022, between U.S. Bank and U.S. Bank Trust Company, a newly formed subsidiary of U.S. Bank, pursuant to which U.S. Bank Trust Company has succeeded to substantially all of U.S. Bank’s corporate trust business. U.S. Bank desires to appoint U.S. Bank Trust Company as its successor as Closed-End Administrative Agent and U.S. Bank Trust Company desires to accept such appointment.

3.             The parties hereto desire to amend the Agreement in certain respects as set forth herein in accordance with Section 9.1(a)(iv) and Section 9.1(a)(v) thereof (a) to clarify provisions regarding the circumstances in which an entity will automatically succeed to the Closed-End Administrative Agent under the Agreement and (b) to evidence the acceptance of the appointment of U.S. Bank Trust Company as successor Closed-End Administrative Agent under the Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

SECTION 1.          Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.          Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1           Appendix A of the Agreement is hereby amended by deleting the definition of “Closed-End Administrative Agent” in its entirety and replacing it with the following:

“‘Closed-End Administrative Agent’ means U.S. Bank Trust Company, National Association, as Closed-End Administrative Agent under the Collateral Agency Agreement.”

2.2          The definition of “Corporate Trust Office” in Appendix A of the Agreement is hereby amended by deleting the address provided for the Closed-End Administrative Agent and replacing it with the following:

U.S. Bank Trust Company, National Association

190 South LaSalle Street

7th Floor

Chicago, Illinois 60603

Attention: Chris Nuxoll

Fax: 312-332-7993

Telephone: 312-332-7490

2.3          Appendix A of the Agreement is hereby amended by adding the following definition of “U.S. Bank Trust Company” immediately following the definition of “U.S. Bank Trust”:

“‘U.S. Bank Trust Company’ means U.S. Bank Trust Company, National Association, a national banking association.”

2.4          The Agreement is hereby amended by deleting Section 5.9 in its entirety and replacing it with the following:

“Section 5.9          Merger of the Closed-End Administrative Agent.

  Any entity into which the Closed-End Administrative Agent may be merged, with which it may be converted or consolidated, or to which it transfers all or substantially all its corporate trust business or assets, or any entity resulting from any merger, conversion or consolidation to which the Closed-End Administrative Agent shall be a party shall be the Closed-End Administrative Agent under this Collateral Agency Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.”

2	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

2.5          The Agreement is hereby amended by replacing each reference to “U.S. Bank” as Closed-End Administrative Agent with “U.S. Bank Trust Company” and by replacing each reference to “U.S. Bank National Association” as Closed-End Administrative Agent with “U.S. Bank Trust Company, National Association” throughout the Agreement and the exhibits and appendices thereto.

SECTION 3.          Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). This Amendment may, if agreed by the Deal Agent, be in the form of an Electronic Record and be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Deal Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Deal Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Deal Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Deal Agent has agreed to accept such Electronic Signature, the Deal Agent, the Retiring Closed-End Administrative Agent and the Successor Closed-End Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Deal Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 4.          Effective Date of this Amendment. This Amendment shall become effective on the date that the Deal Agent shall have received the following:

(a)             counterparts of this Amendment (including facsimile copies) duly executed by all of the parties hereto;

(b)             an Officer’s Certificate of the Borrower to the Closed-End Administrative Agent to the effect that this Amendment will not materially adversely affect the interests of any Exchange Noteholder; and

(c)             a tax opinion, as required pursuant to Section 9.5 of the Agreement.

3	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

[SIGNATURE PAGES FOLLOW]

4	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WORLD OMNI LT.,
as Borrower

By:	VT INC., as trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Its: Vice President

AUTO LEASE FINANCE LLC,
as Initial Beneficiary

By:	/s/ Ronald J. Virtue
Name: Ronald J. Virtue
Its: Assistant Treasurer

S-1	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

AL HOLDING CORP.
as Closed-End Collateral Agent

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti
Title: President

S-2	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

BANK OF AMERICA, N.A.,
as Deal Agent

By:	/s/ Cole Mackenzie
Name: Cole Mackenzie
Title: Director

S-3	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Retiring Closed-End Administrative Agent

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

S-4	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Successor Closed-End Administrative Agent

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

S-5	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement

ACKNOWLEDGED AND AGREED:

WORLD OMNI LEASE FINANCE LLC

By:	/s/ Ronald J. Virtue
Name: Ronald J. Virtue
Title: Assistant Treasurer

S-6	7th Amendment to Fourth Amended and
Restated Collateral Agency Agreement